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                                                                    Exhibit 10.3

                                    GUARANTY

         This GUARANTY (this "Guaranty"), dated as of May 12, 1999, is made by DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation ("Guarantor"), to and for the benefit of FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership (together with its successors and assigns, "Lender").

                                    RECITALS:

         A. BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Brownstone"), ECOLOGY KIDS, INC., a Delaware corporation ("Ecology Kids") DIPLOMAT HOLDINGS, INC., a California corporation ("Diplomat") and LEW MAGRAM LTD., a New York corporation ("Lew Magram"; Brownstone, Ecology Kids, Diplomat and Lew Magram are hereinafter referred to individually as a "Borrower" and collectively, as "Borrowers"), and Lender are parties to that certain Secured Credit Agreement of even date herewith (herein, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Secured Credit Agreement"), pursuant to which Lender has agreed to make certain loans and other financial accommodations to Borrowers, subject to the terms and conditions therein. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

         B. Guarantor is the owner of 100% of the issued and outstanding capital stock and warrants, options and other rights to acquire capital stock of each of the Borrowers and, accordingly, Guarantor shall receive substantial direct and indirect benefits by inducing Lender to make the Loans.

         C. One of the conditions precedent to the obligation of Lender to make the Loans is the execution and delivery by Guarantor of this Guaranty and the performance by Guarantor of its obligations hereunder.

         NOW, THEREFORE, in order to induce Lender to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

         1. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the Liabilities. Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectability, and that Lender shall not be required to prosecute collection, enforcement or other remedies against any Borrower or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on Guarantor for payment.

         2. Continuing Guaranty. Guarantor agrees that the obligations of Guarantor pursuant to this Guaranty and any of the other Related Documents to which Guarantor is a party (collectively, the "Guarantor's Obligations") shall be primary obligations of Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, any Borrower or any other Person, and shall remain in full force and effect without regard to, and shall not


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be released, discharged or affected in any way by any circumstance or condition
(whether or not Guarantor shall have any knowledge thereof), including without limitation:

                  (a) any lack of validity or enforceability of the Secured Credit Agreement or any of the Related Documents;

                  (b) any termination, amendment, modification or other change in the Secured Credit Agreement or any of the Related Documents;

                  (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

                  (d) any failure, omission or delay on the part of any Borrower or Lender to conform or comply with any term of the Secured Credit Agreement or any of the Related Documents or any failure of Lender to give notice of any Event of Default;

                  (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Secured Credit Agreement or any of the Related Documents;

                  (f) any action or inaction by Lender under or in respect of the Secured Credit Agreement or any of the Related Documents, any failure, lack of diligence, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on Lender in the Secured Credit Agreement or any of the Related Documents, or any other action or inaction on the part of Lender;

                  (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Guarantor, any Borrower or any Subsidiary of any Borrower or any of their respective Property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (h) any merger or consolidation of any Borrower or any Subsidiary of any Borrower into or with any Person, or any sale, lease or transfer of any of the assets of Guarantor, any Borrower or any Subsidiary of any Borrower to any other Person;

                  (i) any change in the ownership of any Borrower or any Subsidiary of any Borrower or any change in the relationship between or among Guarantor and any Borrower or any Subsidiary of any Borrower, or any termination of any such relationship;

                  (j) any release or discharge by operation of law of Guarantor, any Borrower or any Subsidiary of any Borrower from any obligation or agreement contained in the Secured Credit Agreement or any of the Related Documents; or

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                  (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Guarantor, any Borrower or any Subsidiary of any Borrower.

         3. Waivers. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Section 2 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under the Secured Credit Agreement or any of the Related Documents and notice of any Event of Default or any failure on the part of Guarantor, any Borrower or any Subsidiary of any Borrower to perform or comply with any covenant, agreement, term or condition of the Secured Credit Agreement or any of the Related Documents, (iii) any right to the enforcement, assertion or exercise against Guarantor, any Borrower or any subsidiary of any Borrower of any right or remedy conferred under the Secured Credit Agreement or any of the Related Documents, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under the Secured Credit Agreement or any of the Related Documents and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Lender under the Secured Credit Agreement or any of the Related Documents.

         4. Termination; Reinstatement. Guarantor's Obligations shall continue until all Liabilities then due and payable shall have been paid in full and the Commitments shall have been terminated in accordance with the Secured Credit Agreement. Guarantor's Obligations shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Liabilities is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor, any Borrower or any Subsidiary of any Borrower or for any other reason, all as though such payment had not been made.

         5. Representations and Warranties. Guarantor represents and warrants to Lender as follows:

                  5.1 Due Organization, Authorization. Guarantor is a corporation duly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or the failure so to qualify could have a Material Adverse Effect. The execution, delivery and performance by Guarantor of this Guaranty and the other Related Documents to which Guarantor is a party, and the consummation of the Related Transactions, are within Guarantor's powers, have been duly authorized by all necessary action (including, without limitation, member approval), have received all necessary governmental and

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         other consents and approvals (if any shall be required), and do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon it. This Guaranty and each of the other Related Documents to which Guarantor is a party are (or when executed and delivered will be) the legal, valid, and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, except as limited by general principles of equity and applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  5.2 Certain Agreements. Guarantor has furnished or caused to be furnished to Lender true, correct and complete copies of each of the Related Documents to which it is a party. All warranties of Guarantor set forth in this Guaranty and the other Related Documents are true and correct in all material respects without any waiver or modification thereof and no default of any party exists thereunder.

                  5.3 Litigation and Contingent Obligations. Except as disclosed in the Secured Credit Agreement, no claims, litigation, arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of Guarantor's knowledge after due inquiry, threatened against Guarantor which could, if adversely determined, have a Material Adverse Effect.

                  5.4 Liens. At all times on and after the making of the initial Loans, none of the assets of Guarantor will be subject to any Lien, except for Permitted Liens.

                  5.5 Investment Company Act; Public Utility Holding Company Act. Guarantor is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  5.6 Regulations T, U and X. Guarantor is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System). Neither Guarantor nor any of its Affiliates or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Guaranty, the existence of the Loans or the use of proceeds of the Loans to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  5.7 Accuracy of Information. All factual information heretofore or contemporaneously herewith furnished by or on behalf of Guarantor to Lender for

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         purposes of or in connection with this Guaranty or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Guarantor to Lender shall be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

                  5.8 Subsidiaries. Guarantor has no Subsidiaries other than the Borrowers.

                  5.9 Governmental Authorizations. Guarantor has all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it, except where failure to obtain such licenses, franchises, permits and other governmental authorizations could not have a Material Adverse Effect.

                  5.10 Compliance with Laws. Guarantor (a) is not in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, (b) has not failed to file in a timely manner any reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all respects), except where the failure to file any such reports, documents and other materials could not have a Material Adverse Effect and (c) has not failed to retain all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failure to retain such records could not have a Material Adverse Effect.

                  5.11 Defaults in Other Agreements; Consents; Conflicting Agreements. Guarantor is not in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental body or any other Person which has not already been obtained, taken or filed, as applicable, is required (a) for the due execution, delivery or performance by Guarantor of any of the Related Documents to which it is a party or (b) as a condition to the validity or enforceability of such Related Documents or any of the transactions contemplated thereby or the priority of the security interests granted to Lender by Guarantor. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Guarantor or affecting the Property of Guarantor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Related Documents to which Guarantor is a party or affect the validity or priority of any security interests granted by Guarantor to Lender. The execution,

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         delivery and performance of the terms of such Related Documents will not constitute a default under, or, except for the applicable Related Documents, result in the creation or imposition of, or obligation to create, any Lien upon the Property of Guarantor pursuant to the terms of any such mortgage, indenture, contract or agreement.

         6. Affirmative Covenants. Until all of the Liabilities are paid and performed in full and the Commitments shall have terminated in accordance with the Secured Credit Agreement, Guarantor agrees that it will:

                  6.1 Legal Existence; Good Standing. Maintain its existence and its good standing in the State of Delaware and maintain its qualification in each other jurisdiction in which the failure so to qualify could have a Material Adverse Effect.

                  6.2 Inspection. (i) Maintain complete and accurate books and records; (ii) permit access at reasonable times by Lender or Lender's representatives to its books and records; (iii) permit Lender or Lender's representatives to inspect at reasonable times its properties and operations and (iv) permit Lender or Lender's representatives to discuss its business, operations and financial condition with its officers. Clauses (ii) through (iv) of this Section 6.2 are subject to the confidentiality provisions of Section 14.23 of the Secured Credit Agreement.

                  6.3 Compliance with Laws. Comply with all federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Guarantor, the failure to comply with which could have a Material Adverse Effect.

                  6.4 Taxes and Claims. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the Property of Guarantor.

                  6.5 Governmental Approvals. Upon the exercise by Lender of any power, right or privilege pursuant to the provisions of the Secured Credit Agreement or any of the Related Documents requiring any consent, approval or authorization of any governmental body, promptly execute and cause the execution of all applications, certificates, instruments and other documents that Lender may be required to obtain for such consent, approval or authorization.

                  6.6 Stony Point Property. Should Guarantor's equity in the property owned by Guarantor and located in Stony Point, New York exceed $500,000, the Guarantor shall grant and convey to Lender as security for timely payment,

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         performance and observance of the Liabilities, mortgage Liens on all such real property.

                  6.7 Compliance with Secured Credit Agreement. In addition to the covenants contained herein, comply with the provisions of Sections 11.1(a) through 11.1(p), 11.2 through 11.7, 11.23, 11.26, 11.31, 11.33 and 11.37 of the Secured Credit Agreement as if by the terms thereof such provisions applied to Guarantor.

         7. Negative Covenants. Until all of the Liabilities are paid and performed in full and the Commitments shall have been terminated in accordance with the Secured Credit Agreement, Guarantor shall not:

                  7.1 Borrowing. Create, incur, assume or suffer to exist any Indebtedness for borrowed money other than Indebtedness permitted by
         Section 11.21 of the Secured Credit Agreement for which Guarantor is obligated.

                  7.2 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

                  7.3 Merger and Acquisition. Consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests or Property of any Person.

                  7.4 Contingent Liabilities. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person (other than under this Guaranty), except for the Liabilities and liabilities arising from the endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business.

                  7.5 Fundamental Business Changes. Engage in any business other than the ownership of the Borrower's Equity Interests.

                  7.6 Sale or Transfer of Assets. To the extent prohibited by the terms of the Secured Credit Agreement, sell, lease, assign, transfer or otherwise dispose of any Property (other than in the ordinary course of business) or, enter into any agreement providing for or consummate any Equity Sales which provide for any mandatory repurchases or redemptions of or payments on any Equity Interests except as permitted by Section 7.10 hereof.

                  7.7 Acquisition of Additional Properties. Acquire any additional Property except as permitted by the Secured Credit Agreement.


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                  7.8 Transactions with Affiliates. Sell, lease, assign,
         transfer or otherwise dispose of any Property to any Affiliate of any Borrower or Guarantor, lease Property, render or receive services or purchase assets from any such Affiliate, or otherwise enter into any contractual relationship with or make any payments to any such Affiliate, unless the terms of any such contractual relationship are no less favorable than those otherwise reasonably attainable on an arm's-length basis from a Person which is not an Affiliate of Guarantor or any Borrower.

                  7.9 No Amendment to Certain Documents. Enter into or permit to exist any amendment or supplement to or modification or restatement of its articles of organization.

                  7.10 Purchase, Redemption, Distribution, Interest and Payment Restrictions. Not, directly or indirectly, purchase, redeem or otherwise acquire any of its Equity Interests or declare or make any dividend, distribution or payment to any holder of any of its Equity Interests, or purchase, redeem or otherwise acquire all or any portion of the Subordinated Debt or make any payment of principal of, interest on, or any other payment with respect to, any Subordinated Debt, or set aside any funds for any such purpose, or make any other payment of any nature whatsoever to any holder of any shares of the capital stock or the Subordinated Debt or any of its or any Borrower's Affiliates or members, partners or shareholders (in their capacity as such), provided, however, that Guarantor may do the following, provided that no Event of Default exists immediately prior or after giving effect thereto: (i) make payments of principal of and interest on the Subordinated Debt in accordance with the terms of the Subordinated Debt Documents as in effect on the Closing Date and permitted by the Subordination Agreement; (ii) make payments permitted pursuant to
         Section 11.19 of the Credit Agreement; (iii) make dividends or distributions which are required, due and payable under the Preferred Stock Documents as described on Schedule 11.10 to the Credit Agreement;
         (iv) redeem up to $1,500,000 of Series F preferred stock of Guarantor from Robert Rubin provided further that (a) such redemption is made from Equity Sale Proceeds not later than November 15, 1999, (b) the Term B Loan has been indefeasibly paid in full in cash; and (v) if Guarantor has received at least $6,000,000 in Equity Sale Proceeds by October 15, 1999 and prepayment of at least $1,000,000 on the principal of the Term A Loan has been made, Guarantor may redeem any series of preferred stock with Equity Sale Proceeds.

         8. Events of Default. The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

                  8.1 Acceleration of the Liabilities. If an Event of Default shall have occurred and the Liabilities are accelerated.


                                       -8-

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                  8.2 Breach of Covenants. If Guarantor fails to observe or
         perform any (a) affirmative covenant or agreement set forth in Section 6, (b) negative covenant or agreement set forth in Section 7 or (c) covenant or agreement under any Related Document to which Guarantor is a party and such failure continues beyond any applicable period of grace or cure therefor, if any, in such Related Document.

                  8.3 Breach of Warranty. If any representation or warranty made by Guarantor hereunder or in any other Related Documents to which Guarantor is a party or any instrument or document furnished in compliance with the Related Documents proves to be false or misleading in any material respect on the day on which it is made.

         9. Remedies on Default. If any Event of Default described in Section 8 hereof occurs (i) Guarantor shall pay the Liabilities in full immediately upon demand by Lender and (ii) Lender may enforce its rights and remedies hereunder and under the other Related Documents to which Guarantor is a party in accordance with their respective terms and enforce any other rights or remedies accorded to Lender in equity or law, by virtue of statute or otherwise.

         10. Successors and Assigns. This Guaranty shall inure to the benefit of Lender and its successors and assigns. This Guaranty shall be binding on Guarantor, and its successors and assigns, and shall continue in full force and effect until all of the Liabilities are paid and performed in full and the Commitments shall have terminated in accordance with the Secured Credit Agreement.

         11. No Waiver of Rights. Neither any delay in exercising, nor any failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Related Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

         12. Modification. The terms of this Guaranty may be waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lender and Guarantor.

         13. Costs and Expenses. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Lender (including, without limitation, reasonable

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attorneys' fees and expenses) in enforcing the obligations of Guarantor under this Guaranty.

         14. SUBMISSION TO JURISDICTION. LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS GUARANTY OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. GUARANTOR HEREBY IRREVOCABLY DESIGNATES CORPORATION SERVICE COMPANY, WITH AN ADDRESS AT 700 SOUTH SECOND STREET, SPRINGFIELD, ILLINOIS 62704 TO RECEIVE FOR AND ON BEHALF OF GUARANTOR SERVICE OF PROCESS IN ILLINOIS. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO GUARANTOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN THE ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

         15. Governing Law; Severability. This Guaranty shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflict of laws principles. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. All obligations of Guarantor and Lender expressed herein or in the other Related Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written Instrument or agreement relating to any of the Liabilities.

         16. JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY RELATED DOCUMENT

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TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         17. WAIVER OF RIGHTS AGAINST BORROWERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY WHICH MAY BE CONTAINED HEREIN, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY AGREES THAT, UNTIL THE LIABILITIES HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH, GUARANTOR (I) WILL NOT AT ANY TIME ASSERT AGAINST ANY BORROWER (OR SUCH BORROWER'S ESTATE IF SUCH BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES OF AMERICA) ANY RIGHT OR CLAIM, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT FOR OR WITH RESPECT TO ANY AND ALL AMOUNTS GUARANTOR MAY PAY OR BE OBLIGATED TO PAY TO LENDER, INCLUDING, WITHOUT LIMITATION, THE LIABILITIES AND ANY AND ALL OTHER OBLIGATIONS WHICH GUARANTOR MAY PERFORM, SATISFY OR DISCHARGE, UNDER OR WITH RESPECT TO THIS GUARANTY, AND (II) WAIVES AND RELEASES ALL SUCH RIGHTS AND CLAIMS, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT WHICH GUARANTOR MAY HAVE NOW OR AT ANY TIME AGAINST ANY BORROWER (OR SUCH BORROWER'S ESTATE IF SUCH BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES OF AMERICA). GUARANTOR FURTHER UNCONDITIONALLY AND IRREVOCABLY AGREES THAT GUARANTOR SHALL, UNTIL THE LIABILITIES HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH, HAVE NO RIGHT OF SUBROGATION, AND WAIVES ANY RIGHT TO ENFORCE ANY REMEDY WHICH LENDER NOW HAS OR HEREAFTER MAY HAVE AGAINST ANY BORROWER. FURTHERMORE, GUARANTOR PERMANENTLY AND IRREVOCABLY WAIVES ANY DEFENSE BASED UPON AN ELECTION OF REMEDIES BY LENDER, WHICH DESTROYS OR OTHERWISE IMPAIRS ANY SUBROGATION RIGHTS OF GUARANTOR AND/OR THE RIGHT OF GUARANTOR TO PROCEED AGAINST ANY BORROWER FOR REIMBURSEMENT.

         18. No Joinder. Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of any Borrower or any other Person in such action.

         19. Severability. If any provision of this Guaranty is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other governmental body, this Guaranty shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         20. Subordination. Guarantor agrees that any and all present and future obligations of any Borrower or any Subsidiary of any Borrower are subordinated to the claims of Lender and hereby are assigned by Guarantor to Lender as security for the payment and performance of the Liabilities.

         21. Security. The Guarantor's Obligations are secured by, among other things, the Pledge Agreement dated as of even date herewith between the Guarantor and the Lender.



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                                      -12-

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                           DIPLOMAT DIRECT MARKETING
                                           CORPORATION, a Delaware corporation


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________






Parent Guaranty